SECURITIES AND EXCHANGE COMMISSION

                           Washington, D. C.  20549





                                   FORM 8-K

                                CURRENT REPORT




                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 9, 1994



                               FORD MOTOR COMPANY
            (Exact name of registrant as specified in its charter)


                                   Delaware
                (State or other jurisdiction of incorporation)


       1-3950                                           38-0549190
(Commission File Number)                    (IRS Employer Identification No.)


 The American Road, Dearborn,  Michigan                        48121
(Address of principal executive offices)                     (Zip Code)



        Registrant's telephone number, including area code 313-322-3000

Item 5.  Other Events.


      News release dated February 9, 1994, filed as Exhibit 20 to this Current Report on Form 8-K, is incorporated by reference herein.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


                                   EXHIBITS

Designation             Description                  Method of Filing


Exhibit 20             News release dated           Filed with this Report
                       February 9, 1994.



                                   SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


                                             FORD MOTOR COMPANY
                                             (Registrant)


Date:  February 9, 1994                     By:  /s/ T. J. DeZure
                                                     T. J. DeZure
                                                  Assistant Secretary

                                 EXHIBIT INDEX


DESIGNATION                    DESCRIPTION              PAGE

Exhibit 20                   News release dated
                             February 9, 1994.




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